          CALIFORNIA
[logo]    ASSOCIATION                                   APPLICATION TO RENT
          OF REALTORS(R)                       RECEIPT FOR DEPOSIT/SCREENING FEE


                             1. APPLICATION TO RENT

THIS SECTION TO BE COMPLETED BY APPLICANT. A SEPARATE APPLICATION IS REQUIRED. FOR ANY OCCUPANT 18 YEARS OF AGE OR OVER.
Application to rent property at 24525 Outlook Dr.________________ ("Premises"). FULL NAME OF APPLICANT Secure Systems Solutions
Fed. Tax I.D. 880232148 Drivers's license no._________State_______Expires_____ Phone Number Home 831-620-1403______Work_______________Date of birth____________
Current address 25580 Via Cazador _______ Previous address _____________________ City/State/Zip Carmel, CA 93923__________ City/State/Zip_______________________
Name of landlord/manager N/A              Name of landlord/manager______________
Landlord/manager's phone N/A              Landlord/manager's phone______________
How long at current address? N/A          How long at this address?_____________
Reason for leaving current address N/A Reason for leaving this address_______ Name(s) of all other proposed occupant(s)and relationship to applicant
Gary & Chris Baker                        Proposed pet(s)(number and type) 0

Current employer N/A          Supervisor__________Length of employment__________
Employer's address N/A                            Phone_________________________
Position or title  N/A                       Gross income $_________per_________
Previous employer N/A       Supervisor__________Length of employmment___________
Employer's address N/A                          Phone___________________________
Position or title N/A                        Gross income $________per__________

Other income $______per______Source_____________________________________________
Auto make_______Model_______Year_______License no._______State_______Color______
In case of emergency, person to notify____________________Relationship__________ Address___________________________________________________Phone_________________
Does applicant plan to use liquid filled furniture? No [X] Yes [ ] Type_________ Has applicant been a party to an unlawful detainer action or filed bankruptcy within the last seven years? No [X] Yes [ ]
If yes, explain ________________________________________________________________
Has applicant or any proposed occupant ever been convicted of, or pled nolo
contendre to, a felony?       No [X]  Yes [ ]
If yes, explain_________________________________________________________________
________________________________________________________________________________
Name of creditor          Account number     Monthly payment     Balance due
________________________________________________________________________________
GTE Wireless              RO4000195                              current
________________________________________________________________________________
________________________________________________________________________________
Name of bank           Address/branch        Account number      Type of account
________________________________________________________________________________
Bank of America        200 E. Franklin St.   00812-16920         checking
                       Monterey
________________________________________________________________________________
________________________________________________________________________________
Applicant represents the above information to be true and complete, and hereby authorizes verification of the information provided.

Date Sept. 4, 1999       Time___________________ Application R.R. Schell
_________________________________________________Roger R. Schell, President

                     II. RECEIPT FOR DEPOSIT/SCREENING FEE
THIS SECTION TO BE COMPLETED BY AGENT, LANDLORD OR MANAGER
Applicant has deposited the sum of $4,500 as a deposit on the Premises. The deposit is evidenced by:
[ ] Cashier's Check, [ ] Personal Check, or [ ] other__________, payable to
__________________________, to be held uncashed until approval of the Application To Rent. If deposit is in cash, deposit shall be [ ] held in Broker's Trust Account or [ ] given to Owner. The executed lease or rental agreement may require additional sums to be paid, as security deposit, or for other purposes. If the Application to Rent is approved, the deposited sum shall be applied to total sums due upon execution of a lease or rental agreement. If the Application to Rent is not approved within________days, the deposit shall be returned to Applicant.

In addition to the deposit, Applicant has paid a screening fee of $____________, applied as follows: $_________________for credit report(s);
$____________for___________________(other out-of-pocket expenses), and $________
for processing.
The undersigned has read the foregoing and acknowledge(s)receipt of a copy.

/s/_____________________________________________________________________________
Applicant                                                    Date

The undersigned has received the deposit and screening fee indicated above.

________________________________________________________________________________
Landlord or Manager's Signature                              Date

THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF
REALTORS(R)(C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ADEQUACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.

This form is available for use by the entire real estate industry. It is not intended to identify the user as a REALTOR(R). REALTOR(R) is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS(R) who subscribe to its Code of Ethics.

This copyright laws of the United States (17 U.S. Code) forbid the unauthorized reproduction of this form by any means, including fascimile or computerized formats. Copyright(c) 1993-1998, CALIFORNIA ASSOCIATION OF REALTORS(R).

l  Published and Distributed by:                              OFFICE USE ONLY
o  REAL ESTATE BUSINESS SERVICES, INC.                        Reviewed by Broker
g  a subsidiary of the CALIFORNIA ASSOCIATION OF REALTORS(R)  or Deisgnee______
o  525 South Virgil Avenue, Los Angeles, California 90020     Date ______ (logo)

PRINT DATE
R APR 98

          CALIFORNIA
[logo]    ASSOCIATION                                 RESIDENTIAL LEASE OR
          OF REALTORS(R)                         MONTH-TO-MONTH RENTAL AGREEMENT

The Vistas / MAJID MAHROOM (831) 595-9292 (Dianne) ("Landlord") and Secure Systems Solutions 25580 Via Casador, ("Tenant") agree as follows:
                         Carmel CA 93923

1. PROPERTY:
   A. Landlord rents to Tenant and Tenant rents from Landlord, the real property and improvements described as: 24525 Outlook Dr #26 Carmel, CA 93923 ______________________________________("Premises").
   B. The following personal property is included: Refrigerator
2. TERM: The term begins on (date) September 8, 1999 ("Commencement Date"), (Check A or B):
   [ ] A. Month-to-month: and continues as a month-to-month tenancy. Either party may terminate the tenancy by giving written notice to the other at least 30 days prior to the intended termination date, subject to any applicable local laws. Such notice may be give on any date.
   [X] B. Lease: and shall terminate on (date) August 31, 2000 at 12 AM/PM.
       Any holding over after the term of this Agreement expires, with Landlord's consent, shall create a month-to-month tenancy which either party may terminate as specified in paragraph 2A. Rent shall be at a rate equal to the rent for the immediately preceding month, unless otherwise notified by Landlord, payable in advance. All other terms and conditions of this Agreement shall remain in full force and effect.
3. RENT:
   A. Tenant agrees to pay rent at the rate of $2,250 per month for the term of the Agreement.
   B. Rent is payable in advance on the 1st (or [ ]) day of each calendar month, and is delinquent on the next day.
   C. If Commencement Date falls on any day other than the first day of the month, rent shall be prorated based on a 30-day period. If Tenant has paid one full month's rent in advance of Commencement Date, rent for the second calendar month shall be prorated based on a 30-day period.
   D. PAYMENT: The rent shall be paid to (name) The Vistas or Majid Mahroom, at (address) given to Dianne Mahroom or Majil Mahroom-3510 Edgefield Pl, Carmel, CA 93923 or at any other location specified by Landlord in writing to Tenant.
4. SECURITY DEPOSIT:
   A. Tenant agrees to pay $2,250 as a security deposit. Security deposit will be [X] given to the Owner of the Premises; or [ ] held in Owner's Broker's trust account.
   B. All or any portion of the security deposit may be used, as reasonably necesssary, to: (1) cure Tenant's default in payment of rent. Late Charges, NSF fees, or other sums due; (2) repair damage, excluding ordinary wear and tear, caused by Tenant or by a guest or licensee of Tenant; (3) clean Premises, if necessary, upon termination of tenancy; and
      (4) replace or return personal property or appurtenances. SECURITY DEPOSIT SHALL NOT BE USED BY TENANT IN LIEU OF PAYMENT OF LAST MONTH'S RENT. If all or any portion of the security deposit is used during tenancy, Tenant agrees to reinstate the total security deposit within five days after written notice is delivered to Tenant. Within three weeks after Tenant vacates the Premises, Landlord shall (1) furnish Tenant an itemized state-ment indicating the amount of any security deposit received and the basis for its disposition, and (2) return any remaining portion of security deposit to Tenant.
   C. No interest will be paid on security deposit, unless required by local ordinance.
   D. If security deposit is held by Owner, Tenant agrees not to hold Broker responsible for its return. If security deposit is held in Owner's Broker's trust account, and Broker's authority is terminated before expiration of this Agreement, and security deposits are released to someone other than Tenant, then Broker shall notify Tenant, in writing, where and to whom security deposit has been released. Once Tenant has been provided such notice, Tenant agrees not to hold Broker responsible for security deposit.

5. MOVE-IN COSTS RECEIVED/DUE:
________________________________________________________________________________
Category          Total Due    Payment Received       Balance Due     Date Due
________________________________________________________________________________
Rent from 9/8/99    1,725          1,725
to 9/30/99 (date)
________________________________________________________________________________
*Security Deposit   2,250          2,250
________________________________________________________________________________

Other______
________________________________________________________________________________

Other______         3,975          3,975
________________________________________________________________________________
Total                                                       0
________________________________________________________________________________
*The maximum amount that Landlord may receive as security deposit, however designated, cannot exceed two month's rent for an unfurnished premises, and three month's rent for a furnished premises.
6. PARKING: (Check A or B)
   [X] A. Parking is permitted as follows: One covered garage space and one uncovered space. The right to parking [X] is, [ ]is not, included in the rent charged pursuant to paragraph 3. If not included in the rent, the parking rental fee shall be an additional $______per month. Parking space(s) are to be used for parking operable motor vehicles, except for trailers, boats, campers, buses or trucks (other than pick-up trucks). Tenant shall park in assigned space(s) only. Parking space(s) are to be kept clean. Vehicles leaking oil, gas or other motor vehicle fluids shall not be parked on the Premises. Mechanical work or storage of inoperable vehicles is not allowed in parking space(s) or elsewhere on the Premises.
OR [ ] B. Parking is not permitted on the Premises.
7. STORAGE:(Check A or B)
   [X] A. Storage is permitted as follows: on deck and one rubbermaid in garage.
          The right to storage space [x] is, [ ] not, included in the rent charged pursuant to paragraph 3. If not included in rent, storage space shall be an additional $________per month. Tenant shall store only personal property that Tenant owns, and shall not store property that is claimed by another or in which another has any right, title, or interest. Tenant shall not store any improperly packaged food or perishable goods, flammable materials, explosives, or other inherently dangerous material.
OR [ ] B. Storage is not permitted on the Premises.
8. LATE CHARGE/NSF CHECKS: Tenant acknowledges that either late payment of rent or issuance of a non-sufficient funds ("NSF") check may cause Landlord to incur costs and expenses, the exact amount of which are extremely difficult and impractical to determine. These costs may include, but are not limited to, processing, enforcement and accounting expenses, and late charges imposed on Landlord. If any installment of rent due from Tenant is not received by Landlord within 5 (or [ ] ______) calendar days after date due, or if a check is returned NSF, Tenant shall pay to Landlord, respectively, an additional sum of $225 as Late Charge and $25.00 as a NSF fee, either or both of which shall be deemed additional rent. Landlord and Tenant agree that these charges represent a fair and reasonable estimate of the costs Landlord may incur by reason of Tenant's late or NSF payment. Any Late Charge or NSF fee due shall be paid with the current installment of rent. Landlord's acceptance of any Late Charge or NSF fee shall not constitute a waiver as to any default of Tenant. Landlord's right to collect a Late Charge or NSF fee shall not be deemed an extension of the date rent is due under paragraph 3, or prevent Landlord from exercising any other rights and remedies under this Agreement, and as provided by law.

     Tenant and Landlord acknowledge receipt of copy of this page, which constitutes Page 1 of 3 Pages
Tenant's initials (______)  (______) Landlord's initials ______) (______)

THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS(R) (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ADEQUACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.

The copyright laws of the United States (17 U.S. Code) forbid the unauthorized reproduction of this form by any means, including facsimile or computerized formats. Copyright(c) 1994-1997, CALIFORNIA ASSOCIATION OF REALTORS(R)

l  Published and Distributed by:                              OFFICE USE ONLY
o  REAL ESTATE BUSINESS SERVICES, INC.                        Reviewed by Broker
g  a subsidiary of the CALIFORNIA ASSOCIATION OF REALTORS(R)  or Deisgnee______
o  525 South Virgil Avenue, Los Angeles, California 90020     Date ______ (logo)

PRINT DATE
R JUL 98

Premises: 24525 Outlook Dr #26, Carmel Ca 93923              Date 9/4/99
          -------------------------------------                   ------

9. CONDITION OF PREMISES: Tenant has examined Premises, all furniture, furnishings, appliances and landscaping, if any, and fixtures, including smoke detector(s).
    (Check one:)

    [X] A. Tenant acknowledges that these items are clean and in operative condition, with the following exceptions ____________________________
           _____________________________________________________________________
OR  [ ] B. Tenants acknowledgement of the condition of these items is contained in an attached statement of condition, (such as C.A.R.'s MIMO-11).
OR  [ ] C. Tenant will provide Landlord a list of items which are damaged or not in operable condition within 3 (or [ ] ________) days after Commencement Date, not as a contingency of this Agreement but rather as an acknowledgement of the condition of the Premises.
OR  [ ] D. Other:_______________________________________________________________
10. NEIGHBORHOOD CONDITIONS: Tenant is advised to satisfy him or herself as to neighborhood or area conditions, including schools, proximity and adequacy of law enforcement, crime statistics, registered felons or offenders, fire protection, other governmental services, proximity to commercial, industrial or agricultural activities, existing and proposed transportation, construction and development which may affect noise, view, or traffic, airport noise, noise or odor from any source, wild and domestic animals, other nuisances, hazards, or circumstances, facilities and condition of common areas, conditions and influences of significance to certain cultures and/or religions, and personal needs, requirements and preferences to Tenant.
11. UTILITIES: Tenant agrees to pay for all utilities and services, and the following charges:__________________________________________________________
    except Garbage, which shall be paid for by Landlord. If any utilities are not separately metered, Tenant shall pay Tenant's proportional share, as reasonably determined by Landlord.
12. OCCUPANTS: The Premises are for the sole use as a personal residence by the following named persons only: Gary Baker and Christine Baker.
13. PETS: No animal or pet shall be kept on or about the Premises without Landlord's prior written consent, except____________________________________
    ____________________________________________________________________________
14. RULES/REGULATIONS: Tenant agrees to comply with all rules and regulations of Landlord which are at any time posted on the Premises or delivered to Tenant. Tenant shall not, and shall ensure that guests and licensees of Tenant shall not, disturb, annoy, endanger, or interfere with other tenants of the building or neighbors, or use the Premises for any unlawful purposes, including, but not limited to, manufacturing, selling, storing, or transporting illicit drugs or other contraband, or violate any law or ordinance, or commit a waste or nuisance on or about the Premises.
15. CONDOMINIUM/PLANNED UNIT DEVELOPMENT: [ ] (if checked) The Premises is a unit in a condominium, planned unit, or other development governed by an owner's association. The name of the owner's association is _______________. Tenant agrees to comply with all covenants, conditions and restrictions, by-laws, rules and regulations and decisions of owner's association. Landlord shall provide Tenant copies of rules and regulations, if any. Tenant shall reimburse Landlord for any fines or charges imposed by owner's association or other authorities, due to any violation by Tenant, or the guests or licensees of Tenant.
16. MAINTENANCE:
    A. Tenant shall properly use, operate, and safeguard Premises, including if applicable, any landscaping, furniture, furnishings, and appliances and all mechanical, electrical, gas and plumbing fixtures, and keep them clean and sanitary. Tenant shall immediately notify Landlord, in writing, of any problem, malfunction or damage. Tenant shall pay for all repairs or replacements caused by Tenant, or guests or invitees of Tenant, excluding ordinary wear and tear. Tenant shall pay for all damage to Premises as a result of failure to report a problem in a timely manner. Tenant shall pay for repair of drain blockages or stoppages, unless caused by defective plumbing parts or tree roots invading sewer lines.
    B. [X] Landlord, [ ] Tenant, shall water the garden, landscaping, trees and shrubs, except __________________________________________________________
       _________________________________________________________________________
    C. [X] Landlord, [ ] Tenant shall maintain the garden, landscaping, trees, and shrubs, except_______________________________________________________
17. ALTERATIONS: Tenant shall not make any alterations in or about the Premises, without Landlord's prior written consent, including: painting, wallpapering, adding or changing locks, installing antenna or satellite dish, placing signs, displays or exhibits, or using screws, fastening devises, large nails or adhesive materials.

18. KEYS/LOCKS:
    A. Tenant acknowledges receipt of (or Tenant will receive [ ] prior to the Commencment Date, or [X] at commencement):
       [X] 2 key(s) to Premises,              [ ] ___ remote control device for
                                                  garage door/gate opener(s).
       [X] 2 key(s) to mailbox,               [ ] ______________________________
       [ ] ___ key(s) to common area(s),      [ ] ______________________________
   B. Tenant acknowledges that locks to the Premises [ ] have, [ ] have not, been re-keyed.
   C. If Tenant re-keys existing locks or opening devices, Tenant shall immediately deliver copies of all keys to Landlord. Tenant shall pay all costs and charges related to loss of any keys or opening devices. Tenant may not remove locks, even if installed by Tenant.
19. ENTRY: Tenant shall make Premises available to Landlord or representative for the purpose of entering to make necessary or agreed repairs, decorations, alterations or improvements, or to supply necessary or agreed services, or to show Premises to prospective or actual purchasers, tenants, mortgagees, lenders, appraisers, or contractors. Landlord and Tenant agree that twenty-four hours notice (oral or written) shall be reasonable and sufficient notice. In an emergency, Landlord or representative may enter Premises at any time without prior notice.
20. SIGNS: Tenant authorizes Landlord to place For Sale/Lease signs on the Premises.
21. ASSIGNMENT/SUBLETTING: Tenant shall not sublet all or any part of Premises, or assign or transfer this Agreement or any interest in it, without prior written consent of Landlord. Unless such consent is obtained, any assignment, transfer or subletting of Premises or this Agreement or tenancy, by voluntary act of Tenant, operation of law, or otherwise, shall be null and void, and, at the option of Landlord, terminate this Agreement. Any proposed assignee, transferee or sublessee shall submit to Landlord an application and credit information for Landlord's approval, and, if approved, sign a separate written agreement with Landlord and Tenant. Landlord's consent to any one assignment, transfer, or sublease, shall not be construed as consent to any subsequent assignment, transfer or sublease, and does not release Tenant of Tenant's obligation under this Agreement.
22. [ ] LEAD PAINT (CHECK IF APPLICABLE): Premises was constructed prior to 1978. In accordance with federal law, Landlord gives, and Tenant acknowledges receipt of, the disclosures on the attached form (such as C.A.R. Form FLD-14) and a federally approved lead pamphlet.
23. POSSESSION: If Landlord is unable to deliver possession of Premises on Commencement Date, such Date shall be extended to date on which possession is made available to Tenant. If Landlord is unable to deliver possession within 5 (or [ ] ___) calendar days after agreed Commencement Date, Tenant may terminate this Agreement by giving written notice to Landlord, and shall be refunded all rent and security deposit paid.
24. TENANT'S OBLIGATIONS UPON VACATING PREMISES: Upon termination of Agreement, Tenant shall: (a) give Landlord all copies of all keys or opening devices to Premises, including any common areas; (b) vacate Premises and surrender it to Landlord empty of all persons; (c) vacate any/all parking and/or storage space; (d) deliver Premises to Landlord in the same condition as referenced in paragraph 9; (e) clean Premises, including professional cleaning of carpet and drapes; (f) give written notice to Landlord of Tenant's forwarding address, and (h)_________________________________________________
    ___________________________________________________________________________.
    All improvements installed by Tenant, with or without Landlord's consent, become the property of Landlord upon termination.
25. BREACH OF CONTRACT/EARLY TERMINATION: In addition to any obligations established by paragraph 24, in event of termination by Tenant prior to completion of the original term of Agreement, Tenant shall also be responsible for lost rent, rental commissions, advertising expenses, and painting costs necessary to ready Premises for re-rental.
26. TEMPORARY RELOCATION: Tenant agrees, upon demand of Landlord, to temporarily vacate Premises for a reasonable period, to allow for fumigation, or other methods, to control wood destroying pests or organisms, or other repairs to Premises. Tenant agrees to comply with all instructions and requirements necessary to prepare Premises to accommodate pest control, fumigation or other work, including bagging or storage of food and medicine, and removal of perishables and valuables. Tenant shall only be entitled to a credit of rent equal to the per diem rent for the period of time Tenant is required to vacate Premises.
27. DAMAGE TO PREMISES: If, by no fault of Tenant, Premises are totally or partially damaged or destroyed by fire, earthquake, accident or other casualty, which render Premises uninhabitable, either Landlord or Tenant may terminate Agreement by giving the written notice. Rent shall be abated as of date of damage. The abated amount shall be the current monthly rent prorated on a 30-day basis. If Agreement is not terminated, Landlord shall promptly repair the damage, and rent shall be reduced based on the extent to which the damage interferes with Tenant's reasonable use of Premises. If damage occurs as a result of an act of Tenant or Tenant's guests, only Landlord shall have the right of termination, and no reduction in rent shall be made.

Tenant and Landlord acknowledge receipt of copy of this page, which constitutes Page 2 of 3 Pages.
Tenant's Initials (____) (____) Landlord's initials (______) (______)

28. INSURANCE: Tenant's personal property and vehicles are not insured by Landlord or, if applicable, owner's association, against loss or damage due to fire, theft, vandalism, rain, water, criminal or negligent acts of others, or any other cause. Tenant is to carry Tenant's own Insurance (Renter's Insurance) to protect Tenant from any such loss.

29.  WATERBEDS: Tenant shall not use or have waterbeds on the Premises unless:
     (a) Tenant obtains a valid waterbed insurance policy; (b) Tenant increases the security deposit in an amount equal to one-half of one month's rent; and (c) the bed conforms to the floor load capacity of Premises.

30. WAIVER: The waiver of any breach shall not be construed as a continuing waiver of the same or any subsequent breach.

31. NOTICE: Notices may be served at the following address, or at any other location subsequently designated:

     Landlord: Majid Mahroom             Tenant: Gary and Christine Baker
               3510 Edgefield Pl.
               Carmel CA 93923



32. TENANCY STATEMENT (ESTOPPEL CERTIFICATE): Tenant shall execute and return a tenancy statement (estoppel certificate) delivered to Tenant by Landlord or Landlord's agent within 3 days after its receipt. The tenancy statement acknowledges that this Agreement is unmodified and in full force, or in full force as modified, and states the modifications. Failure to comply with this requirement shall be deemed Tenant's acknowledgment that the tenancy statement is true and correct, and may be relied upon by a lender or purchaser.

33. JOINT AND INDIVIDUAL OBLIGATIONS: If there is more than one Tenant, each one shall be individually and completely responsible for the performance of all obligations of Tenant under this Agreement, jointly with every other Tenant, and individually, whether or not in possession.

34. [ ] MILITARY ORDINANCE DISCLOSURE: (It applicable and known to Landlord) Premises is located within one mile of an area once used for military training, and which may contain potentially explosive munitions.

35. TENANT REPRESENTATIONS; CREDIT: Tenant warrants that all statements in Tenant's rental application are accurate. Tenant authorizes Landlord and Broker(s) to obtain Tenant's credit report at time of application and periodically during tenancy in connection with approval, modification, or enforcement of this Agreement. Landlord may cancel this Agreement, (a) before occupancy begins, upon disapproval of the credit report(s), or (b) at any time, upon discovering that information in Tenant's application is false. A negative credit report reflecting on Tenant's record may be submitted to a credit reporting agency if Tenant fails to fulfill the terms of payment and other obligations under this Agreement.

36.  OTHER TERMS AND CONDITIONS/SUPPLEMENTS: ___________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________

     The following ATTACHED supplements are incorporated in this Agreement:
     2 page House Rules_________________________________________________________


37. ATTORNEY'S FEES: In any action or proceeding arising out of this Agreement, the prevailing party between Landlord and Tenant shall be entitled to reasonable attorney's fees and costs.

38. ENTIRE CONTRACT: Time is of the essence. All prior agreements between Landlord and Tenant are incorporated in this Agreement which constitutes the entire contract. It is intended as a final expression of the parties' agreement, and may not be contradicted by evidence of any prior agreement or contemporaneous oral agreement. The parties further intend that this Agreement constitutes the complete and exclusive statement of its terms, and that no extrinsic evidence whatsoever may be introduced in any judicial or other proceeding, if any, involving this Agreement. Any provision of this Agreement which is held to be invalid shall not affect the validity or enforceability of any other provision in this Agreement.

39.  AGENCY:

     A. Confirmation: The following agency relationship(s) are hereby confirmed for this transaction:

        Listing Agent: (Print firm name) __________________________ is the agent of
        (check one): [ ] the Landlord exclusively; or [ ] both the Landlord and Tenant.

        Leasing Agent: (Print firm name) _______________________________________
        (if not same as Listing Agent) is the agent of (check one): [ ] the Tenant exclusively; or [ ] the Landlord exclusively; or [ ] both the Tenant and Landlord.

     B. Disclosure: [ ] (if checked): The term of this lease exceeds one year. An agency disclosure form has been provided to Landlord and Tenant, who each acknowledge its receipt.

40. [ ] INTERPRETER/TRANSLATOR: The terms of this Agreement have been interpreted/translated for Tenant into the following language:
     _____________________________. Interpretation/translation service has been provided by (print name) _________________________________________________, who has the following Driver's License or other Identification number: ____ _______________. Tenant has been advised to rely on, and has in fact solely relied on the interpretation/translation services of the above-named individual, and not on the Landlord or other person involved in negotiating the Agreement. If the Agreement has been negotiated primarily in Spanish, Tenant has been provided a Spanish language translation of this Agreement pursuant to California Civil Code. (C.A.R.Form LR-14-S fulfills this requirement.)

     Signature of interpreter/translator _____________________  Date ___________

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     Landlord and Tenant acknowledge and agree that Brokers: (a) Do not guarantee the condition of the Premises; (b) Cannot verify representations made by others; (c) Cannot provide legal or tax advice; (d) Will not provide other advice or Information that exceeds the knowledge, education or experience required to obtain a real estate license. Furthermore, if Brokers are not also acting as Landlord in this Agreement, Brokers (e) Do not decide what rental rate a Tenant should pay or Landlord should accept; and (f) Do not decide upon the length or other terms of tenancy. Landlord and Tenant agree that they will seek legal, tax, insurance, and other desired assistance from appropriate professionals.
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Tenant Roger R. Schell, President   /s/ Roger R. Schell  Date 9/4/99
       ------------------------------------------------       ------------------
       Secure Systems Solutions                          Date 9/4
                                                              ------------------
Landlord ___________________________________________     Date __________________
(owner or agent with authority to enter into this lease)

Landlord ____________________________________________    Date __________________
(owner or agent with authority to enter into this lease)

Agency relationships are confirmed as above. Real estate brokers who are not also Landlord in this Agreement are not a party to the Agreement between Landlord and Tenant.

Real Estate Broker __________________ By ________________________ Date _________
(Leasing Firm Name)

Address _____________________________ Telephone _________________ Fax __________

Real Estate Broker __________________ By ________________________ Date _________
(Listing Firm Name)

Address _____________________________ Telephone _________________ Fax __________

This form is available for use by the entire real estate industry. It is not intended to identify the user as a REALTOR(R), REALTOR(R) is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS(R) who subscribe to its Code of Ethics.

                                          OFFICE USE ONLY
                                          Reviewed by Broker         [HOUSE]
                                          or Designee ______      EQUAL HOUSING
                                          Date _____________       OPPORTUNITY